UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission	(IRS Employer
File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)

(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS.

On January 21, Symantec Corporation issued a press release announcing that its board of directors had authorized an increase in the Company’s stock repurchase program and further announcing that the company expected to enter into a Rule 10b5-1 plan to effect a portion of the authorized repurchases. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated January 21, 2004 regarding stock repurchase program.

ITEM 12: RESULTS OF OPERATION AND FINANCIAL CONDITION.

On January 21, 2004, Symantec Corporation (the “Registrant”) issued a press release announcing results for the fiscal quarter ended January 2, 2004. A copy of the press release is attached as Annex I. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

News Release	Annex

For Immediate Release
MEDIA CONTACT:	INVESTOR CONTACT:
Melissa Martin	Helyn Corcos
Symantec Corporation	Symantec Corporation
408-517-8475	408-517-8324
Melissa_martin@symantec.com	hcorcos@symantec.com

SYMANTEC REPORTS RECORD QUARTER WITH 31 PERCENT REVENUE GROWTH

Raises Fiscal Year Guidance

CUPERTINO, Calif. – Jan. 21, 2004 – Symantec Corp. (Nasdaq:SYMC), the world leader in Internet security, today reported results for the fiscal third quarter ended Jan. 2, 2004. Symantec posted revenue for the quarter of $494 million, a 31 percent increase compared to $376 million for the same quarter last year, driven by solid enterprise security revenues and stronger than expected consumer results.

GAAP Results: Net income for the fiscal third quarter was $111 million, compared to $72 million for the same quarter last year. Earnings per share was $0.32, compared to earnings per share of $0.22 for the year-ago quarter.

Non-GAAP Results: Non-GAAP net income for the fiscal third quarter was $120 million, compared to $77 million for the same quarter last year. Non-GAAP earnings per share was $0.34, compared to earnings per share of $0.24 for the year-ago quarter. Non-GAAP results and related reconciliation, as outlined in the attached consolidated statements, exclude expenses from the amortization of other intangibles from acquisitions, acquired in-process research and development, and restructuring charges as well as related income tax benefits. See “Use of Non-GAAP Financial Information” below.

“We closed a record number of large enterprise deals during the quarter and the consumer segment turned in a phenomenal performance,” said John W. Thompson, Symantec chairman and CEO. “Our focus on helping customers secure and manage their IT infrastructure continues to gain traction as more and more customers turn to Symantec to solve the challenge of managing their complex environments.”

Revenue Components

For the quarter, Symantec’s worldwide enterprise business, including enterprise security, enterprise administration, and services, represented 51 percent of total revenue. Symantec’s enterprise security business represented 38 percent of total revenue and grew 17 percent year-over-year; the enterprise administration business represented 11 percent of revenues and grew 2 percent compared to the same quarter last year; and the services business grew 42 percent and represented 2 percent of total revenue. Symantec’s consumer business grew 55 percent and represented 49 percent of total revenue.

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Symantec Reports Record Quarter with 31 Percent Revenue Growth

International revenues represented 54 percent of total revenue in the third quarter and grew 40 percent over the same quarter last year. Canada led the increase for the quarter with 47 percent growth, followed by the Europe, Middle East and Africa region with 45 percent growth. Japan recorded 36 percent year-over-year growth, Asia Pacific recorded 24 percent growth and Latin America grew by 11 percent. The United States grew 22 percent.

Business Outlook

Forward-looking guidance for the fiscal fourth quarter ending April 2, 2004, is as follows:

•	Revenue is expected to be in the range of $500 to $520 million.

•	GAAP earnings per share is expected to be $0.30 at the midpoint of revenue guidance.

•	Non-GAAP earnings per share is expected to be $0.32 at the midpoint of revenue guidance.

Forward-looking guidance for the fiscal year, ending April 2, 2004, updated to reflect the fiscal year-to-date actual performance and estimated results for the fiscal fourth quarter is as follows:

•	Revenue is expected to be approximately $1.82 billion.

•	GAAP earnings per share is expected to be $1.03 at the stated revenue forecast, up 8 cents from our previous guidance of $0.95 per share.

•	Non-GAAP earning per share is expected to be $1.14 at the stated revenue forecast, up 9 cents from previous guidance of $1.05 per share.

Non-GAAP earnings per share excludes the pre-tax amortization of other intangibles from acquisitions, acquired in-process research and development, and other items such as patent settlement and restructuring charges of approximately $11 million and $59 million for the quarter ending April 2, 2004, and the fiscal year ending April 2, 2004.

Symantec is initiating forward-looking guidance for fiscal year 2005 ending April 1, 2005. It should be noted that the outlook does include forecasted results from our announced acquisition of ON Technology, which is expected to close in mid-February. In addition, our outlook assumes no significant changes in the current economic or competitive climates over the course of the next 15 months as compared to what we are experiencing today. Guidance is as follows:

•	Revenue is estimated to be in the range of $2.15 to $2.20 billion. Symantec expects about 47 percent of the revenue to occur in the first half of the fiscal year.

•	GAAP earnings per share is expected to be $1.21 at the midpoint of the stated revenue forecast.

•	Non-GAAP earnings per share is expected to be $1.31 at the midpoint of the stated revenue forecast.

•	Gross margin is forecasted to average 84.7 percent for the full year.

•	Operating income as a percent of revenue is estimated at 32 percent for the full year.

•	Common Stock Equivalents (CSE’s) are expected to grow by less than 2 percent over the next year.

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Symantec Reports Record Quarter with 31 Percent Revenue Growth

Non-GAAP earnings per share excludes the pre-tax amortization of other intangibles from acquisitions, acquired in-process research and development, and other items such as restructuring charges of approximately $45 million for the fiscal year ending April 1, 2005.

Quarterly Highlights

•	Symantec signed 278 contracts worldwide worth more than $100,000 each, including 87 worth more than $300,000 and 13 worth more than $1 million each, during the quarter.

•	Symantec signed new or extended agreements with customers including the U.S. Air Force; H&R Block Inc.; CIGNA Corporation, one of the largest investor-owned employee benefits organizations in the United States; Nicor Gas Company, one of the nation’s largest gas distribution companies; Graybar Electric Company Inc., the nation’s leading distributor of communications and electrical products and related supply chain management and logistics services; PNC Financial Services Group Inc.; UnumProvident Corporation, the largest provider of group and individual disability income protection insurance in the United States and United Kingdom; Spherion Corporation, a provider of recruitment, technology, and outsourcing services; Hercules Incorporated, a global manufacturer of chemical specialties used in making a variety of products for home, office, and industrial markets; Zurich Financial Services; and Development Bank of Singapore, the largest bank in Singapore.

•	During the quarter, Symantec released Symantec Enterprise Security Manager (ESM) 6.0, an industry-leading policy compliance solution. With outstanding performance and scalability, Symantec ESM provides centralized, automated and comprehensive security analysis of organizations’ critical business applications and operating systems.

•	Symantec announced an enhanced iForceTM Intrusion Detection (IDS) Appliance, powered by Sun and Symantec. A complete high-speed network intrusion detection appliance, the solution combines Symantec ManHunt 3.0 with Sun’s Fire V60x server and provides flexible deployment options by monitoring up to 2 gigabits per second.

•	In addition, Symantec announced its client compliancy initiative designed to promote the enforcement of remote and mobile client security policies. As part of the initiative Symantec introduced its new client compliancy application program interface (API), which provides IT Administrators the ability to block access to an organization’s network when a computer’s security level does not meet the requirements defined by the organization’s security policies.

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Symantec Reports Record Quarter with 31 Percent Revenue Growth

About Symantec

Symantec, the world leader in Internet security technology, provides a broad range of content and network security software and appliance solutions to individuals, enterprises and service providers. The company is a leading provider of client, gateway and server security solutions for virus protection, firewall and virtual private network, vulnerability management, intrusion detection, Internet content and e-mail filtering, remote management technologies and security services to enterprises and service providers around the world. Symantec’s Norton brand of consumer security products is a leader in worldwide retail sales and industry awards. Headquartered in Cupertino, Calif., Symantec has worldwide operations in 37 countries. For more information, please visit www.symantec.com.

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec’s Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including forecasts of future revenue and earnings per share, expected activities, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec’s products in those segments; the competitive environment in the software industry; general market conditions, fluctuations in currency exchange rates, changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and the degree to which these gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec’s previously filed Form 10-K and Form 10-Q. Symantec assumes no obligation to update any forward-looking information contained in this press release except as otherwise required by law.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items. Symantec’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can be found on the investor relations Web site at www.symantec.com/invest/center.html.

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       Symantec Reports Record Quarter with 31 Percent Revenue Growth

SYMANTEC CORPORATION

GAAP Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended
	December 31,		December 31,

(In thousands, except per share data; unaudited)	2003	2002	2003	2002

Net revenues	$493,905	$375,635	$1,313,694	$1,016,907
Cost of revenues	87,608	65,280	229,996	181,891

Gross margin	406,297	310,355	1,083,698	835,016
Operating expenses:
Research and development	61,885	50,022	182,086	142,854
Sales and marketing	167,014	139,479	464,556	379,543
General and administrative	21,712	19,346	69,258	51,954
Amortization of other intangibles from acquisitions	628	793	2,175	1,994
Acquired in-process research and development	1,600	—	2,600	4,700
Restructuring, site closures and other	(126)	(442)	444	4,432
Patent Settlement	—	—	13,917	—

Total operating expenses	252,713	209,198	735,036	585,477
Operating income	153,584	101,157	348,662	249,539
Interest income	9,184	9,039	28,088	28,408
Interest expense	(5,291)	(5,292)	(15,873)	(15,875)
Income (expense), net, from sale of technologies and product lines	5,215	(256)	9,541	4,424
Other income (expense), net	618	(300)	580	(1,425)

Income before income taxes	163,310	104,348	370,998	265,071
Provision for income taxes	51,834	32,616	117,308	84,776

Net income	$111,476	$71,732	$253,690	$180,295

Net income per share – diluted*	$0.32	$0.22	$0.74	$0.56

Shares used to compute net income per share – diluted*	362,179	341,616	356,767	338,906

*     For the three and nine months ended December 31, 2003 and 2002, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $10.8M for the three and nine months ended December 31, 2003 and 2002, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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       Symantec Reports Record Quarter with 31 Percent Revenue Growth

SYMANTEC CORPORATION

Non-GAAP Consolidated Statements of Income

Non-GAAP amounts exclude all acquisition related amortization of intangibles, acquired in-process research and development, patent settlement and restructuring charges.

	Three Months Ended		Nine Months Ended
	December 31,		December 31,

(In thousands, except per share data; unaudited)	2003	2002	2003	2002

Net revenues	$493,905	$375,635	$1,313,694	$1,016,907
Cost of revenues	77,030	57,160	200,413	160,761

Gross margin	416,875	318,475	1,113,281	856,146
Operating expenses:
Research and development	61,885	50,022	182,086	142,854
Sales and marketing	167,014	139,479	464,556	379,543
General and administrative	21,712	19,346	69,258	51,954

Total operating expenses	250,611	208,847	715,900	574,351
Operating income	166,264	109,628	397,381	281,795
Interest income	9,184	9,039	28,088	28,408
Interest expense	(5,291)	(5,292)	(15,873)	(15,875)
Income (expense), net, from sale of technologies and product lines	5,215	(256)	9,541	4,424
Other income (expense), net	618	(300)	580	(1,425)

Income before income taxes	175,990	112,819	419,717	297,327
Provision for income taxes	56,317	36,102	134,309	95,145

Net income	$119,673	$76,717	$285,408	$202,182

Net income per share – diluted*	$0.34	$0.24	$0.83	$0.63

Shares used to compute net income per share – diluted*	362,179	341,616	356,767	338,906

*     For the three and nine months ended December 31, 2003 and 2002, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $10.8M for the three and nine months ended December 31, 2003 and 2002, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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       Symantec Reports Record Quarter with 31 Percent Revenue Growth

Reconciliation of Non-GAAP Gross Margin, Operating Expenses and Consolidated Statements of Income to the GAAP Gross Margin, Operating Expenses and Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	December 31,		December 31,

(In thousands, except per share data; unaudited)	2003	2002	2003	2002

Non-GAAP gross margin	$416,875	$318,475	$1,113,281	$856,146
Cost of revenues:
Amortization of other intangibles from acquisitions	(10,578)	(8,120)	(29,583)	(21,130)

GAAP gross margin	$406,297	$310,355	$1,083,698	$835,016

Non-GAAP operating expenses	$250,611	$208,847	$715,900	$574,351
Operating expenses:
Amortization of other intangibles from acquisitions	628	793	2,175	1,994
Acquired in-process research and development	1,600	—	2,600	4,700
Restructuring, site closures and other	(126)	(442)	444	4,432
Patent settlement	—	—	13,917	—

Total operating expenses	2,102	351	19,136	11,126
GAAP operating expenses	$252,713	$209,198	$735,036	$585,477

Non-GAAP net income	$119,673	$76,717	$285,408	$202,182
Cost of revenues	(10,578)	(8,120)	(29,583)	(21,130)
Operating expenses	(2,102)	(351)	(19,136)	(11,126)
Income tax benefit	4,483	3,486	17,001	10,369

GAAP net income	$111,476	$71,732	$253,690	$180,295

Net income per share î diluted	$0.32	$0.22	$0.74	$0.56

Shares used to compute net income per share î diluted	362,179	341,616	356,767	338,906

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Symantec Reports Record Quarter with 31 Percent Revenue Growth

SYMANTEC CORPORATION

Consolidated Balance Sheets

	December 31,	March 31,
(In thousands)	2003	2003

	(unaudited)
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$2,268,558	$1,705,658
Trade accounts receivable, net	226,956	149,664
Inventories	14,865	5,912
Deferred income taxes	98,253	92,284
Other	50,538	34,628

Total current assets	2,659,170	1,988,146
Property, equipment and leasehold improvements, net	369,577	333,275
Deferred income taxes	2,100	7,986
Acquired product rights, net	125,223	73,125
Goodwill, net	994,743	833,449
Other, net	30,134	29,749

	$4,180,947	$3,265,730

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$71,039	$67,720
Accrued compensation and benefits	94,143	90,947
Deferred revenue	868,410	589,629
Other accrued expenses	75,357	69,363
Income taxes payable	115,030	76,965

Total current liabilities	1,223,979	894,624
Convertible subordinated notes	599,993	599,998
Other long-term obligations	5,255	6,729
Commitments and contingencies
Stockholders’ equity:
Common stock	3,103	1,488
Capital in excess of par value	1,536,419	1,335,028
Accumulated other comprehensive income	162,308	30,121
Retained earnings	649,890	397,742

Total stockholders’ equity	2,351,720	1,764,379

	$4,180,947	$3,265,730

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004		SYMANTEC CORPORATION

	By:	/s/ Arthur F. Courville

Arthur F. Courville
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by Symantec Corporation dated January 21, 2004 regarding stock repurchase program.